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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): June 3, 2002


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
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(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



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          (Former Name or Former Address if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On June 3, 2002, BioSphere Medical, Inc. issued a press release (which is attached hereto as Exhibit 99) announcing that John M. Carnuccio, President and Chief Executive Officer, will resign effective September 1, 2002, to pursue other opportunities. Paul A. Looney, who has served as a director since 1994, has been appointed Chairman of the Board. Robert M. Palladino, Vice President and Chief Financial Officer, has been promoted to Executive Vice President. The Board of Directors has initiated a search for a new Chief Executive Officer.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       June 3, 2002                   By: /s/ Robert M. Palladino
                                               --------------------------------
                                               Executive Vice President and
                                               Chief Financial Officer













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